EXHIBIT 99.9

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-10,
                   Asset-Backed Certificates, Series 2005-10


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             PLEASE DO NOT ALTER THIS PAGE.  IT IS CUT DIRECTLY INTO A MODEL.
------------------------------------          ---------------------  ----------------   -------------   ------------    -----------
LTV:                                                Fixed $             2/28 $            3/27 $           5/25 $           Other
------------------------------------          ---------------------  ----------------   -------------   ------------    -----------
                            Below 70                      2.92%              5.32%             1.02%
                         70.01 to 75                        1.1               3.45               1.2
                         75.01 to 80                       2.73              25.67              6.59
                         80.01 to 85                       2.14                9.5              2.02
                         85.01 to 90                       2.51              20.99              4.31
                         90.01 to 95                       0.52               6.42              1.59
                        95.01 to 100
                         100.01 plus
------------------------------------          ---------------------  ----------------   -------------   ------------    -----------

------------------------------------
FICO
------------------------------------          ---------------------  ----------------   -------------   ------------    -----------
                           below 549
                          550 to 574
                          575 to 599
                          600 to 624                       0.41%             5.46%             0.89%
                          625 to 649                        2.17             23.94              5.56
                          650 to 674                        2.64             20.51               4.6
                          675 to 699                        1.86             11.59               2.9
                            700 plus                        4.84              9.85              2.78
------------------------------------          ---------------------  ----------------   -------------   ------------    -----------

------------------------------------
Property Type:
------------------------------------          ---------------------  ----------------   -------------   ------------    -----------
              Single-Family Detached                       10.44             55.13              12.4
                                 PUD                        0.45              6.43               1.8
                               Condo                        0.55              5.29              0.95
                      3+ Family Det.
                  Manufactured House
                               Other                       0.49%             4.49%             1.57%
------------------------------------          ---------------------  ----------------   -------------   ------------    -----------

-----------------------------------
Purpose:
-----------------------------------           ---------------------  ----------------   -------------   ------------    -----------
                            Purchase                       0.44              22.15             5.42
                 Refinance rate/term                      17.18               3.47             0.81
    Cash Out Refi (COF) Below 70 LTV                     22.308              7.063            6.086
          COF with  LTV  70.01 to 75                       8.11              4.605            7.196
          COF with  LTV  75.01 to 80                     19.745              9.695           11.717
          COF with  LTV  80.01 to 85                     15.748             11.962           10.629
          COF with  LTV  85.01 to 90                     19.547             25.327           21.113
          COF with  LTV  90.01 to 95                      3.368              5.449            6.046
          COF with LTV 95.01 to 100
        COF with   LTV  100.01 plus
                              Other
-----------------------------------           ---------------------  ----------------   -------------   ------------    -----------

-----------------------------------
Occupancy Status:
-----------------------------------           ---------------------  ----------------   -------------   ------------    -----------
                     Owner Occupied                       11.87              69.91            16.51
                           2nd Home                        0.05               1.15             0.12
                         Investment                       0.00%              0.29%            0.10%
                             Other
-----------------------------------           ---------------------  ----------------   -------------   ------------    -----------

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Loan Balance
----------------------------------            ---------------------  ----------------   -------------   ------------    -----------
                      Below 50,000
              50,000.01 to 100,000                     0.38%              1.02%            0.37%
             100,000.01 to 150,000                      1.18               5.27             1.56
             150,000.01 to 200,000                      2.07               8.08             1.84
             200,000.01 to 400,000                      6.33              36.64             9.03
             400,000.01 to 500,000                      1.28              10.91              2.3
             500,000.01 to 600,000                       0.5               6.51             1.14
           600,000.01 to 1,000,000                      0.19               2.92             0.48
           1,000,000.01 and above
----------------------------------            ---------------------  ----------------   -------------   ------------    -----------

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Loan Term
----------------------------------            ---------------------  ----------------   -------------   ------------    -----------
                         >30 Years
                          30 Years                     11.89              71.35            16.73
                          20 Years
                          15 Years                     0.04%              0.00%            0.00%
                             Other
----------------------------------            ---------------------  ----------------   -------------   ------------    -----------

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Documentation Type
----------------------------------            ---------------------  ----------------   -------------   ------------    -----------
                Full Documentation                     9.86%             41.47%           10.21%
             Limited Documentation                      1.09               5.96             1.38
     Stated Docs with LTV below 70                     1.179              1.734            1.584
  Stated Docs with LTV 70.01 to 75                     0.584              1.148            1.977
  Stated Docs with LTV 75.01 to 80                     3.596             19.085            17.46
  Stated Docs with LTV 80.01 to 85                     1.836              3.042            1.095
  Stated Docs with LTV 85.01 to 90                     0.571              3.715            3.188
  Stated Docs with LTV 90.01 to 95                     0.332              4.796            5.405
 Stated Docs with LTV 95.01 to 100
 Stated Docs with LTV above 100.01
                             Other
----------------------------------            ---------------------  ----------------   -------------   ------------    -----------

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Lien Status
----------------------------------            ---------------------  ----------------   -------------   ------------    -----------
                          1st Lien                     11.92%             71.35%           16.73%
   Second Liens with LTV below  85
Second Liens with LTV  85.01 to 90
Second Liens with LTV  90.01 to 95
Second Liens with LTV 95.01 to 100
Second Liens with LTV above 100.01
----------------------------------            ---------------------  ----------------   -------------   ------------    -----------

----------------------------------
Interest Only
----------------------------------
           Dollar of Mortgage Type             80,219,445.25     $480,018,643.90     112,546,796.74
                         Ave. FICO                   687.881             663.426            667.182
                          Ave. LTV                    76.902              82.601             82.428
                     % Stated Docs                     0.965              23.916              5.137
                       % Full Docs                     9.864              41.475             10.212
----------------------------------            ---------------------  ----------------   -------------   ------------    -----------

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--------------------------------------------
MH Stratification:
--------------------------------------------
Total Balance                             0
% Pool Balance                        0.00%
Ave. FICO                                 0
Ave. LTV                                  0
% Full Docs                              0%
--------------------------------------------

--------------------------------------------
Silent Seconds Stratification:
--------------------------------------------
Total Balance               $163,296,567.79
% Pool Balance                        24.3%
Ave. FICO                           673.057
Ave. LTV                              80.05
% Full Docs                          34.462
--------------------------------------------

--------------------------------------------
Second Lien Stratification:
--------------------------------------------
Total Balance                             0
% Pool Balance                         0.00
Ave. FICO                                 0
Ave. LTV                                  0
% Full Docs                           0.00%
--------------------------------------------

--------------------------------------------
LTV Above 90 Stratification:
--------------------------------------------
Total Balance                $57,353,678.03
% Pool Balance                         8.52
Ave. FICO                           670.362
Ave. LTV                             94.774
% Full Docs                          41.704
--------------------------------------------